UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2024 (June 5, 2024)

Enphys Acquisition Corp.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-40879	87-2010879
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

100 Wall Street 20th Floor New York, New York	10005
(Address of principal executive offices)	(Zip Code)

(646) 854-6565
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	NFYS.U	New York Stock Exchange

Class A ordinary shares, par value $0.0001 per share	NFYS	New York Stock Exchange

Redeemable warrants, each whole warrant exercisable for one share of Class A ordinary shares at an exercise price of $11.50	NFYS.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Third Extension Note

On June 5, 2024, Enphys Acquisition Corp. (the “Company”) issued a promissory note (the “Third Extension Note”) to Enphys Management Company LLC, a Delaware limited liability company, or its registered assigns or successors in interest (the “Payee”), pursuant to which the Payee agreed that the Payee or one or more of its affiliates or designees will deposit into the Company’s trust account established in connection with its initial public offering an amount equal to the lesser of (i) $0.02 per public share (as defined in the Definitive Proxy Statement on Schedule 14A and Notice of Extraordinary General Meeting filed by the Company with the U.S. Securities and Exchange Commission on May 16, 2024) of the Company multiplied by the number of public shares of the Company then outstanding and (ii) $50,000, for each calendar month (each, a “Deposit”) until the earlier of (i) the Company’s completion of a business combination and (ii) December 8, 2024 (the “Extended Date”). The maximum aggregate amount of Deposits shall be $300,000.

The foregoing description of the Third Extension Note does not purport to be complete and is qualified in its entirety by reference to the full text of the Third Extension Note, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

The issuance of the Third Extension Note was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Operating Expense Promissory Note

On June 5, 2024, the Company issued a promissory note (the “Operating Expense Promissory Note”) to the Payee, pursuant to which the Company may borrow an aggregate of $300,000 from the Payee in order to fund costs and expenses related to the Company’s daily operations and due diligence in connection with a potential business combination and which the Company shall repay on the date on which the Company consummates an initial business combination. If the Company has not consummated an initial business combination on or prior to December 31, 2024, then Payee shall have no recourse against the Company and all outstanding amounts of principal and accrued and unpaid interest payable under the Operating Expense Promissory Note shall immediately terminate and all related indebtedness shall be deemed cancelled. Under the terms of the Operating Expense Promissory Note, the Company may request from time to time prior to the maturity date, up to $300,000 in drawdowns on the principal (each, a “Drawdown Request”). Each Drawdown Request must state the amount to be drawn down, and must not be an amount less than $10,000 unless agreed upon by the Company and the Payee. Payee shall fund each Drawdown Request no later than (3) business days after receipt of a Drawdown Request; provided, however, that the maximum amount of drawdowns outstanding under the Operating Expense Promissory Note at any time may not exceed $300,000. No fees, payments or other amounts shall be due to the Payee in connection with, or as a result of, any Drawdown Request by the Company. The interest rate applicable to drawdowns pursuant to the Operating Expense Promissory Note is equal to twelve percent (12%) for the Interest Period (as defined in the Operating Expense Promissory Note) per annum. The Operating Expense Promissory Note may be accelerated upon the occurrence of an Event of Default (as defined in the Operating Expense Promissory Note to include the failure to make required payments, voluntary bankruptcy and involuntary bankruptcy).

The foregoing description of the Operating Expense Promissory Note does not purport to be complete and is qualified in its entirety by reference to the full text of the Operating Expense Promissory Note, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.2 and is incorporated herein by reference.

The issuance of the Operating Expense Promissory Note was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 5, 2024, the Company held an extraordinary general meeting of shareholders (the “Extraordinary General Meeting”) to vote on the proposal described under Item 5.07 of this Current Report on Form 8-K. At the Extraordinary General Meeting, the Company’s shareholders approved an amendment to the Company’s amended and restated memorandum and articles of association (the “Extension Amendment”) to extend the date by which the Company must consummate a business combination from June 8, 2024 to December 8, 2024 (the “Extended Date”) (the “Extension Amendment Proposal”).

The foregoing description is qualified in its entirety by reference to the Extension Amendment, a copy of which is attached as Exhibit 3.1 hereto and are incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Extraordinary General Meeting, the Company’s shareholders were presented with the Extension Amendment Proposal, which is described in greater detail in the final proxy statement filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) on May 16, 2024 (the “Proxy”).

Holders of 11,864,619 ordinary shares of the Company held of record as of May 16, 2024, the record date for the Extraordinary General Meeting, were present in person or by proxy, representing approximately 79.72% of the voting power of the Company’s ordinary shares as of the record date for the Extraordinary General Meeting, and constituting a quorum for the transaction of business.

The voting results for the Extension Amendment Proposal was as follows:

The Extension Amendment Proposal

For	Against	Abstain
11,764,619	100,000	0

The Company had solicited proxies to approve an adjournment proposal, but this proposal was not presented at the Extraordinary General Meeting.

In connection with the vote on the Extension Amendment Proposal, the holders of 2,729,098 public shares of the Company properly exercised their right to redeem their shares for cash at a redemption price of approximately $10.95 per share, for an aggregate redemption amount of approximately $29,878,341.57 (the “Redemption”). After the satisfaction of the Redemption, the balance in the trust account was approximately $38,632,359.37.

Pursuant to the Third Extension Note, on June 10, 2024, Enphys Management Company, LLC deposited $50,000 into the trust account as a loan with respect to the Extension Amendment.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

3.1	Amendment to the Amended and Restated Memorandum and Articles of Association.

10.1	Third Extension Note, dated as of June 5, 2024 and issued to Enphys Management Company LLC.

10.2	Operating Expense Promissory Note, dated as of June 5, 2024 and issued to Enphys Management Company LLC

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 11, 2024

ENPHYS ACQUISITION CORP.

By:	/s/ Jorge de Pablo
Name:	Jorge de Pablo
Title:	Chief Executive Officer